Stock Plans	12 Months Ended
Dec. 31, 2012
Stock Plans Disclosure [Abstract]
Disclosure of Compensation Related Costs, Share-based Payments [Text Block]

NOTE 20

Stock Plans

Stock Option and Award Programs

Under the 2007 Incentive Compensation Plan and previously under the 1998 Incentive Compensation Plan, awards may be granted to employees and other key individuals who perform services for the Company and its participating subsidiaries. These awards may be in the form of stock options, restricted stock awards or units (RSAs), portfolio grants (PGs) or other incentives, and similar awards designed to meet the requirements of non-U.S. jurisdictions.

For the Company's Incentive Compensation Plans, there were a total of 36 million, 38 million and 40 million common shares unissued and available for grant as of December 31, 2012, 2011 and 2010, respectively, as authorized by the Company's Board of Directors and shareholders.

The Company granted stock option awards to its Chief Executive Officer (CEO) in November 2007 and January 2008 that have performance-based and market-based conditions. These option awards are separately disclosed and are excluded from the information and tables presented in the following paragraphs.

A summary of stock option and RSA activity as of December 31, 2012, and changes during the year is presented below:

	Stock Options		RSAs
(Shares in thousands)	Shares	Weighted-Average Exercise Price	Shares	Weighted- Average Grant Price
Outstanding as of
December 31, 2011	42,457	$41.63	13,996		$33.69
Granted	1,205	$49.23	4,270		$49.80
Exercised/vested	(10,429)	$35.28	(5,782)		$31.53
Forfeited	(280)	$34.55	(684)		$37.84
Expired	(1,092)	$54.05	―	$	―
Outstanding as of
December 31, 2012	31,861	$43.62	11,800		$40.31
Options vested and
expected to vest as of
December 31, 2012	31,792	$43.61	―		―
Options exercisable as of
December 31, 2012	27,309	$44.91	―		―

The Company recognizes the cost of employee stock awards granted in exchange for employee services based on the grant-date fair value of the award, net of expected forfeitures. Those costs are recognized ratably over the vesting period.

Stock Options

Each stock option has an exercise price equal to the market price of the Company's common stock on the date of grant and a contractual term of 10 years from the date of grant. Stock options generally vest 25 percent per year beginning with the first anniversary of the grant date.

The weighted-average remaining contractual life and the aggregate intrinsic value (the amount by which the fair value of the Company's stock exceeds the exercise price of the option) of the stock options outstanding, exercisable, and vested and expected to vest as of December 31, 2012 are as follows:

	Outstanding	Exercisable	Vested and Expected to Vest
Weighted-average remaining
contractual life (in years)	4.6	4.1	4.6
Aggregate intrinsic value (millions)	$444	$346	$443

The intrinsic value for options exercised during 2012, 2011 and 2010 was $209 million, $206 million and $130 million, respectively (based upon the fair value of the Company's stock price at the date of exercise). Cash received from the exercise of stock options in 2012, 2011 and 2010 was $368 million, $503 million and $619 million, respectively. The tax benefit realized from income tax deductions from stock option exercises, which was recorded in additional paid-in capital, in 2012, 2011 and 2010 was $45 million, $60 million and $35 million, respectively.

The fair value of each option is estimated on the date of grant using a Black-Scholes-Merton option-pricing model. The following weighted-average assumptions were used for grants issued in 2012, 2011 and 2010, the majority of which were granted in the beginning of each year:

	2012	2011	2010
Dividend yield	1.5%	1.6%	1.8%
Expected volatility(a)	41%	40%	41%
Risk-free interest rate	1.3%	2.3%	2.8%
Expected life of stock option (in years)(b)	6.3	6.2	6.2
Weighted-average fair value per option	$17.48	$16.21	$14.11

  The expected volatility is based on both weighted historical and implied volatilities of the Company's common stock price.
  In 2012, 2011 and 2010, the expected life of stock options was determined using both historical data and expectations of option exercise behavior.

Stock Options with Performance-based and Market-based Conditions

On November 30, 2007 and January 31, 2008, the Company's CEO was granted in the aggregate 2,750,000 of non-qualified stock option awards with performance-based and market-based conditions. Both awards have a contractual term of 10 years and a vesting period of 6 years.

The aggregate grant date fair value of options with performance-based conditions was approximately $33.8 million. Compensation expense for these awards will be recognized over the vesting period when it is determined it is probable that the performance metrics will be achieved. No compensation expense for these awards was recorded in 2012, 2011 and 2010.

The aggregate grant date fair value of options with market-based conditions was approximately $10.5 million. Compensation expense for these awards is recognized ratably over the vesting period irrespective of the probability of the market metric being achieved. Total compensation expense of approximately $0.5 million was recorded in 2012 and approximately $2.4 million was recorded in both 2011 and 2010.

Restricted Stock Awards

RSAs are valued based on the stock price on the date of grant and generally vest 25 percent per year, beginning with the first anniversary of the grant date. RSA holders receive non-forfeitable dividends or dividend equivalents. The total fair value of shares vested during 2012, 2011 and 2010 was $296 million, $221 million and $175 million, respectively (based upon the Company's stock price at the vesting date).

The weighted-average grant date fair value of RSAs granted in 2012, 2011 and 2010, is $49.80, $45.11 and $38.63, respectively.

Liability-based Awards

Certain employees are awarded PGs and other incentive awards that can be settled with cash or equity shares at the Company's discretion and final Compensation and Benefits Committee payout approval. These awards earn value based on performance, market and service conditions and vest over periods of one to three years.

PGs and other incentive awards are generally settled with cash and thus are classified as liabilities and, therefore, the fair value is determined at the date of grant and remeasured quarterly as part of compensation expense over the vesting period. Cash paid upon vesting of these awards in 2012, 2011 and 2010 was $66 million, $58 million and $64 million, respectively.

Summary of Stock Plan Expense

The components of the Company's total stock-based compensation expense (net of forfeitures) for the years ended December 31 are as follows:

(Millions)	2012	2011	2010
Restricted stock awards(a)	$197	$176	$163
Stock options(a)	29	40	58
Liability-based awards	70	83	64
Performance/market-based
stock options	1	2	2
Total stock-based
compensation expense(b)	$297	$301	$287

  As of December 31, 2012, the total unrecognized compensation cost related to unvested RSAs and options of $237 million and $27 million, respectively, will be recognized ratably over the weighted-average remaining vesting period of 1.6 years and 1.4 years, respectively.
  The total income tax benefit recognized in the Consolidated Statements of Income for stock-based compensation arrangements for the years ended December 31, 2012, 2011 and 2010 was $107 million, $105 million and $100 million, respectively.